SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                               ____________

                                FORM 8-K/A

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     March 27, 1996


                                 Moog Inc.
            (Exact Name of Registrant as Specified in Charter)


      New York                  1-5129             16-0757636
(State or Other Jurisdiction  (Commission         (IRS Employer
of Incorporation)             File Number)        Identification No.)


   East Aurora, NY                                 14052
  (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (716) 652-2000


                              NONE
     (Former Name or Former Address, if Changed Since Last Report)

























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Item 5.  Other Events.

          On March 27, 1996, Moog Inc. issued the attached press release.


Item 7.  Exhibits.

          (i)  Press release.

          (ii) Second Amendment to Revolving and Term Loan
               Agreement.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOOG INC.

                                         MOOG INC.
                                           (Registrant)


Date:  April 8, 1996               By: /s/ RICHARD A. AUBRECHT
                                      Richard A. Aubrecht,
                                      Vice Chairman of the Board










































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                     Moog Inc. - East Aurora, New York 14052-0018
                    Telephone:  716/652-2000 - Fax:  716/687-4457


MOOG


MOOG CALLS CONVERTIBLE DEBENTURES AND ANNOUNCES NEW $100 MILLION
                   SUBORDINATED NOTE OFFERING


     EAST AURORA, N.Y., March 27 /PRNewswire/ -- Moog Inc. announced today that it has elected to redeem on April 26, 1996 all $18 million of its outstanding 9 7/8% Convertible Subordinated Debentures at par. On that date the redemption price shall be payable, together with accrued but unpaid interest up to April 26th. Interest shall cease to accrue on that date.

     The Company also announced that it was planning an offer of up to $100 million of ten-year subordinated notes in May, the proceeds of which would be used to finance a proposed recapitalization of the Company. The recapitalization is expected to include the execution of an amended Revolving Credit and Term Loan Agreement and the repayment under the Revolver of up to $49 million of borrowings under those facilities, the redemption of $16.4 million of the Company's outstanding 10.25% Senior Notes, and the repurchase of 714,600 Class A common shares from the Seneca Foods Corporation at $18.00 per share. These shares represent 9.3% of the Company's outstanding common stock.

     The proposed recapitalization and stock repurchase are contingent on the note offering, which is expected to be made under Rule 144A and Regulation S of the Securities Act of 1933. Accordingly, the new subordinated notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The note offering is subject to various conditions, some of which are beyond the Company's control;, so there can be no assurance that the note offering will occur, or as to the size of the offering, the terms of the notes or the impact on the Company.

     Moog Inc. is a worldwide manufacturer of high performance controls used in commercial, industrial, aerospace and defense applications.

                             3/27/96

      /CONTACT:  Susan Johnson of Moog Inc., 716-687-4425/

CONSENT AND SECOND AMENDMENT TO REVOLVING AND TERM LOAN AGREEMENT


          THIS AGREEMENT is made as of the 22nd day of March, 1996 among the banks identified in Exhibit A attached to and made a part of this Agreement (collectively, the "Banks") and individually a "Bank"), Marine Midland Bank, a New York banking corporation having its chief executive office at One Marine Midland Center, Buffalo, New York 14203, ("Marine"), as agent for the Banks, and Moog Inc., a New York business corporation having its chief executive office at Jamison Road and Seneca Street, East Aurora, New York 14052-0018, (the "Borrower").


          WHEREAS, the Banks, Marine as agent for the Banks and the Borrower previously entered into a Revolving and Term Loan Agreement dated June 15, 1994 and a First Amendment to Revolving and Term Loan Agreement dated as of November 14, 1995 (as so amended, the "Loan Agreement"); and


          WHEREAS, the Banks, Marine as agent for the Banks and the Borrower now desire to amend certain terms of the Loan
Agreement; and


          WHEREAS, the Banks and Marine as agent for the Banks now desire to give their consent under the Loan Agreement to the taking of certain actions by the Borrower;


          NOW, THEREFORE, effective on the date described in
Section 5(a) of this Agreement, the Banks, Marine as agent for the Banks and the Borrower agree as follows:

          1. DEFINITIONS. Each word or expression used, but not defined, in this Agreement shall have the meaning given it in the Loan Agreement.

          2.   AMENDMENTS.

          a. Section 5(a) of the Loan Agreement shall be amended to add the words "and to retire certain Permitted
Indebtedness consisting of the Borrower's convertible subordinated debentures" after the closing parenthesis at the end of the final sentence.

          b. Section 6(d) of the Loan Agreement shall be amended to read in its entirety as follows:

                    d.   Liabilities to Worth.  Maintain at the
               end of each fiscal quarter of the Borrower the Consolidated Liabilities To Worth Ratio of the Borrower so that it does not exceed the following applicable percentage: (i) for any such fiscal




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                              - 2 -


               quarter ending on or before June 30, 1997, 420%,
               (ii) for any such fiscal quarter ending after June 30, 1997 and on or before June 30, 1998, 375% and (iii) for any such fiscal quarter ending thereafter, 325%;

          c.   The reference to "130%" in clause (ii)(II) of
Section 6(e) of the Loan Agreement shall be deemed to be a reference to "200%".

          d.   A new Section 7(j-2) shall be added to the Loan
Agreement immediately after Section 7(j-1) to read in its entirety as follows:

                    j-2.  Prepayment of Subordinated Debentures.
               Repay the principal amount of any Subordinated
               Debenture or any portion thereof in advance of its scheduled maturity date.

          e.   A new Section 12(ggg-1) shall be added to the Loan
Agreement immediately after Section 12(ggg) to read in its entirety as follows:

                    ggg-1.  Subordinated Debentures.
               "Subordinated Debentures" means approximately $100,000,000 of subordinated debentures publicly issued by the Borrower pursuant to documents in form and substance satisfactory to the Banks, bearing a coupon rate of approximately 10% and the principal amount of which is due in a single installment 10 years after issuance.

          3. CONSENTS. Section 7(b) of the Loan Agreement provides that "the Borrower shall not, without the prior written consent of the Required Banks . . . [c]reate, incur, assume or have any Indebtedness (i) arising from the borrowing of any money . . . except . . . for Permitted Indebtedness". In addition, Section 7(h) of the Loan Agreement provides that "the Borrower shall not, without the prior written consent of the Required Banks . . . [d]eclare, pay or make any Distribution, except for Permitted Distributions". The Borrower has requested the Required Banks to consent to the issuance by the Borrower of the Subordinated Debentures and the use by the Borrower of the proceeds of such issuance to (a) retire certain Permitted Indebtedness consisting of the Borrower's Indebtedness to The Northwestern Mutual Life Insurance Company aggregating approximately $17,000,000, (b) repay in advance approximately $48,000,000 of Revolving Loans and, in addition thereto, all Revolving Loans the proceeds of which shall have been used to retire any portion of certain Permitted Indebtedness consisting of the Borrower's convertible subordinated debentures,
(c) repurchase a privately held block of approximately 714,600 of the Borrower's Class A common shares for an aggregate purchase price of approximately $14,000,000 and (d) paying costs and expenses of approximately $3,000,000 in connection with the issuance of the Subordinated Debentures. The Banks so consent, provided that prior to such issuance the Borrower shall retire certain Permitted Indebtedness consisting of the Borrower's convertible subordinated debentures.

          4. PREREQUISITES TO LOANS. The obligation of any Bank to make any Loan after the effective date of this Agreement shall be conditioned upon the receipt by each Bank at or before the time such Loan is to be made of the following, in form and substance satisfactory to each Lending Entity:

          a. If such Loan is the first Revolving Loan after the effective date of this Agreement, a certificate executed by a Designated Officer and a Designated Financial Officer updating each representation and warranty previously made in or pursuant to the Loan Agreement and stating that (i) there did not occur or exist at any time during the period beginning on the date of the Loan Agreement and ending at the time such Loan is to be made and there does not exist at the time such Loan is to be made any Event of Default or Default and (ii) each representation and warranty made in the Loan Agreement, as amended by this Agreement, was true and correct as of all times during the period beginning on the date of the Loan Agreement and ending at the time such Loan is to be made and is true and correct as of the time such Loan is to be made, except to the extent updated in a certificate executed by a Designated Officer and a Designated Financial Officer and received by each Lending Entity before the time such Loan is to be made;

          b. If such Loan is the first Revolving Loan after the effective date of this Agreement, payment on the effective date of this Agreement of a modification fee to the Agent, for the ratable benefit of each Bank, equal to such Bank's Pro Rata Share of $80,000; and

          c. Payment of all costs and expenses payable pursuant to the first sentence of Section 9(a) of the Loan Agreement at or before the time such Loan is to be made.

          5.   GENERAL.

          a. Term. This Agreement shall become effective upon its execution by the Borrower, the Agent and the Required Banks. If, however, the Subordinated Debentures are not issued on or before June 30, 1996, this Agreement shall immediately terminate, and the Loan Agreement shall continue in full force and effect as if this Agreement had never been executed, except that (i) the Borrower shall by no later than December 31, 1996 repay in advance (other than by directly or indirectly using the proceeds of any other Revolving Loans) all Revolving Loans the proceeds of which were used to retire any portion of certain Permitted

Indebtedness consisting of the Borrower's convertible subordinated debentures and (ii) the obligation of the Borrower pursuant to clause (i) of this sentence shall survive any termination of this Agreement. Otherwise, the term of this Agreement shall be the same as the term of the Loan Agreement, as amended by this Agreement.

          b. Survival; Reliance. Each representation, warranty, covenant and agreement contained in this Agreement shall survive the making of each Loan and the execution and delivery of each Loan Document and shall continue in full force and effect during the term of this Agreement, except to the extent modified in accordance with the terms of this Agreement. Each such representation, warranty, covenant and agreement shall be presumed to have been relied upon by each Lending Entity.

          c. Entire Agreement. This Agreement contains the entire agreement between each Lending Entity and the Borrower with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by or on behalf of any Lending Entity with respect thereto, whether or not relied or acted upon. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by or on behalf of any Lending Entity, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement or impair or otherwise affect any indebtedness, liability or obligation of the Borrower pursuant to this Agreement or any right or remedy of any Lending Entity pursuant to this Agreement or otherwise. No modification or termination of this Agreement shall be effective unless made in a writing duly executed by the Required Banks and specifically referring to each provision of this Agreement being modified or to such termination.

          d. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.

          e. Invalidity. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. If, however, any such provision shall be prohibited by or invalid under such Law, it shall be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof of any other such provision being prohibited or invalid.

          f. Headings. In this Agreement, headings of sections are for convenience of reference only, and are not of substantive effect.

          g. Counterparts. This Agreement may be executed in any number of counterparts and signature pages, but all of such counterparts shall together constitute a single agreement.

          h. Loan Agreement. As specifically amended by this Agreement, the Loan Agreement shall remain in full force and effect. Effective on the effective date of this Agreement, references in the Loan Agreement to this Agreement shall be deemed to be references to the Loan Agreement as amended by this Agreement.


          IN WITNESS WHEREOF, each Lending Entity and the
Borrower have caused this Agreement to be duly executed on the date shown at the beginning of this Agreement.


                         MARINE MIDLAND BANK


                         By
                           Hugh C. McLean, Vice President


                         MANUFACTURERS AND TRADERS TRUST COMPANY


                         By
                                                     (Title)


                         FLEET BANK


                         By
                                                     (Title)


                         THE MITSUBISHI BANK, LIMITED


                         By
                                                     (Title)


                         THE SUMITOMO BANK, LIMITED (as successor
                              to The Daiwa Bank, Limited)


                         By
                                                     (Title)


                         By
                                                     (Title)

                        ACKNOWLEDGEMENTS


STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the ____ day of March in the year 1996, before me personally came Hugh C. McLean, known to me, who, being by me duly sworn, did depose and say that he resides at 170 Highland Avenue, Buffalo, New York; that he is a Vice President of Marine Midland Bank, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.





                                          Notary Public






STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of Manufacturers and Traders
Trust Company, the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of Fleet Bank, the corporation
described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public




STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of The Mitsubishi Bank, the
corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of The Sumitomo Bank, Limited
(as successor to The Daiwa Bank, Limited), the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public



STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of The Sumitomo Bank, Limited
(as successor to The Daiwa Bank, Limited, the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of Barnett Bank of Pinellas
County, the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of National Bank of Canada,
the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the       day of March in the year 1996, before me
personally came                                     , to me
known, who, being by me duly sworn, did depose and say that _he resides at
                                                               ;
that _he is the                    of National Bank of Canada,
the corporation described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the board of directors of said corporation.




                                          Notary Public



STATE OF NEW YORK   )
                    :  SS.
COUNTY OF ERIE      )


          On the ____ day of March in the year 1996, before me personally came Hugh C. McLean, known to me, who, being by me duly sworn, did depose and say that he resides at 170 Highland Avenue, Buffalo, New York; that he is a Vice President of Marine Midland Bank, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                          Notary Public

                            EXHIBIT A

                    Banks that are a Party to
                         this Agreement


                       Marine Midland Bank

             Manufacturers and Traders Trust Company

                           Fleet Bank

                     Sumitomo Bank, Limited

                  The Mitsubishi Bank, Limited

                 Barnett Bank of Pinellas County

                     National Bank of Canada








































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